UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2004

AMERICAN FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)

1-13653 (Commission File Number)	31-1544320 (IRS Employer Identification No.)

One East Fourth Street
Cincinnati, Ohio 45202
(Address of principal executive offices including Zip Code)

Registrant's telephone number, including area code:  (513) 579-2121

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    Financial statements of business acquired.  Not applicable.

    Pro forma financial information.  Not applicable.

    Exhibits

Exhibit No.	Description

99.1	Press release, dated April 26, 2004, reporting American Financial Group, Inc. quarterly results for the period ended March 31, 2004.

Item 12.  Results of Operations and Financial Condition

On April 26, 2004, American Financial Group, Inc. ("AFG") reported its quarterly results for the period ending March 31, 2004. A copy of the press release issued by AFG is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
AMERICAN FINANCIAL GROUP, INC.

Dated: April 26, 2004	By: /s/ Karl J. Grafe
Karl J. Grafe
Assistant Secretary

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INDEX TO EXHIBITS
99.1	Press release, dated as of April 26, 2004, reporting American Financial Group, Inc. first quarter results for the period ended March 31, 2004.

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